Remaining performance obligations	12 Months Ended
Sep. 30, 2025
Disclosure of performance obligations [abstract]
Remaining performance obligations
22.     Remaining performance obligations
Remaining performance obligations relates to Company’s performance obligations that are partially or fully unsatisfied under fixed-fee arrangements recognized using the percentage-of-completion method.
The amount of the selling price allocated to remaining performance obligations as at September 30, 2025 is $1,195,219,000 ($1,179,804,000 as at September 30, 2024) and is expected to be recognized as revenue within a weighted average of 2.0 years (1.7 years as at September 30, 2024).